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                                                                 Exhibit 23.5


                         CONSENT OF INDEPENDENT ACCOUNTS

         We consent to the inclusion, quotation and summarization in this Registration Statement of American General Hospitality Corporation on Form S-4
(File No. 333-    ) being filed under the Securities Act of 1933 of our report titled "An Overview of Paper-Clipped REITS" dated March 11, 1998.



                                   /s/ PricewaterhouseCoopers LLP



Washington, D.C.
June 29, 1998